SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Dated of earliest event reported) February 5, 2004

                             STARBERRYS CORPORATION
             (Exact name of registrant as specified in its charter)

     Nevada                           0-25541                91-1948357
(State or other jurisdiction    (Commission File No.)      (IRS Employee
    or incorporation                                    Identification Number)


   320-1100  Melville  Street
Vancouver,  British  Columbia,  Canada                      V6E  4A6
(Address of principal executive offices)                 (Postal  Code)

                                  604-688-3931
              (Registrant's telephone number, including area code)

Item  4.    Change of Registrant's Certifying Accountants:

(a)   Previous  independent  accountants

(i) On February 5, 2004, the Registrant dismissed Sellers & Andersen, LLC from its position as the Registrant's independent accountants.

(ii) Sellers & Andersen, LLC. report on the Registrant's financial statements as of and for the year ended September 30, 2002, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) During the fiscal year ended September 30, 2002 and through the subsequent interim period ended February 5, 2004, to the best of the Registrant's knowledge, there have been no disagreements with Sellers & Andersen, LLC on any matters of accounting principles or practices, Financial statement disclosure, or auditing scope or procedures, which


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      disagreement if not resolved to the satisfaction of Sellers & Andersen,
      LLC would have caused them to make reference in connection with its report on the financial statements of the Registrant for such years.

(v) During the fiscal year ended September 30, 2002, and through subsequent interim period ended February 5, 2004, Sellers & Andersen, LLC did not advise the Registrant on any matter set forth in Item 304 (a) (1) (iv)
      (B) of Regulation S-B.

(vi) The Registrant requested that Sellers & Andersen, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit 16.1 to this Form 8-K.

(b)     New Independent Accountants

      On February 5, 2004, the Registrant engaged Madsen & Associates, CPA's Inc. to audit its financial statements for the year ended September 30, 2003. During the recent fiscal year ended September 30, 2002 and through to February 5, 2004, the Registrant has not consulted with Madsen & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1)
      (iv)(A) of Regulation S-B or an event, as that term is defined in Item 304
      (a) (1) (iv)(B) of Regulation S-B.

Item 7.  Financial  Statements  and  Exhibits

         (c) Exhibit:

         16.1  Letter from Sellers &  Andersen LLC dated March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starberrys  Corporation


/s/  "Mary  M.  Hethey"
-----------------------
      Mary  M.  Hethey
  Chief  Financial  Officer,
  Chief  Accounting  Officer
  and  Secretary  Treasurer

Dated: March 8, 2004


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